UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2010

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13782	25-1615902
(Commission File Number)	(IRS Employer Identification No.)

1001 Airbrake Avenue Wilmerding, Pennsylvania	15148
(Address of Principal Executive Offices)	(Zip Code)

(412) 825-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Stockholders (the “Annual Meeting”) of Westinghouse Air Brake Technologies Corporation (“Wabtec”) on May 12, 2010, management proposals 1 and 2 were approved. The proposals below are described in detail in Wabtec’s definitive proxy statement, dated March 31, 2010, for its Annual Meeting.

The results are as follows:

1. The election of three directors for a three-year term expiring in 2013:

Name of Director	Votes For	Votes Withheld	Broker Non-Vote

Robert J. Brooks	38,281,537	1,282,804	2,606,079

William E. Kassling	39,005,565	558,776	2,606,079

Albert J. Neupaver	38,820,254	744,087	2,606,079

Continuing as directors, with terms expiring in 2011, are Emilio A. Fernandez, Lee B. Foster, II and James V. Napier. Continuing as directors, with terms expiring in 2012, are Brian P. Hehir, Michael W.D. Howell, Gary C. Valade and Nickolas W. Vande Steeg.

2. Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for fiscal year 2010:

For	Against	Abstained	Broker Non-Vote

41,774,384	390,587	5,449	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

By:	/S/ ALVARO GARCIA-TUNON
Alvaro Garcia-Tunon
Senior Vice President, Chief Financial Officer and Secretary

Date: May 17, 2010